Exhibit 99.1

ALLEGIANT TRAVEL COMPANY SECOND QUARTER 2012
FINANCIAL RESULTS
38th Consecutive Profitable Quarter
Second Quarter Fully Diluted Earnings per Share of $1.30
Diluted Earnings per Share Increased 110 Percent versus the Prior Year

LAS VEGAS, Aug 1, 2012 —Allegiant Travel Company (NASDAQ: ALGT) today reported the following financial results for the second quarter 2012 as well as comparisons to prior year equivalents:

Unaudited	2Q12	2Q11	Change
Total operating revenue (millions)	$231.2	$200.4	15.3%
Operating income (millions)	$41.9	$20.7	102.1%
Operating margin	18.1%	10.3%	7.8pp
EBITDA (millions)	$54.9	$30.9	77.9%
EBITDA margin	23.8%	15.4%	8.4pp
Net income (millions)	$25.2	$11.9	110.8%
Diluted earnings per share	$1.30	$0.62	109.7%

“We are very proud to report our 38th consecutive profitable quarter,” stated Maurice J. Gallagher, Jr., Chairman and CEO of Allegiant Travel Company.  “I’d like to thank our Team Members for their great efforts and contributions to another successful quarter.”

Notable company highlights

•	CASM ex-fuel declined 13.9 percent to 5.1 cents, cost per passenger ex-fuel decreased 11.4 percent to $52.98
•	Announced acquisition of 19 A319 aircraft
•	Announced retirement of two MD-87s by the second quarter of 2013
•	Currently testing new website. Only a limited portion of web traffic is pointed to the new site. We expect to have 100 percent of traffic on it by the fourth quarter
•	Instituted new boarding process to support carry-on bag policy
•	Initiated service to Honolulu from Las Vegas and Fresno, Calif
•	Announced service to Honolulu from Bellingham, Wash, Eugene, Ore, Santa Maria, Monterey, and Stockton, Calif to begin in mid November
•	Announced service to Maui from Bellingham, Wash to begin in mid-November
•	As of Aug 1, we have 30 MD-80s with 166 seats. Expect all west coast scheduled MD-80s to have 166 seats by end of the third quarter of 2012.
•	Received ETOPS certification and Flag Carrier Status - permits international scheduled flying
•	Since July 2, operating four 757s
•	Started Oakland and Punta Gorda bases, currently serving eight markets and seven markets, respectively

Allegiant Q2 2012 Earnings
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Revenue performance

•	Average fare – ancillary air-related revenue per passenger grew 7.8 percent
•	Ancillary revenues per passenger were $39.67 in the second quarter, highest in the company’s history

	2Q12	2Q11	Change
Scheduled Service:
Average fare - scheduled service	$89.43	$91.17	(1.9)%
Average fare - ancillary air-related charges	$33.90	$31.45	7.8%
Average fare - ancillary third party products	$5.77	$5.68	1.6%
Average fare - total	$129.10	$128.30	0.6%
Scheduled service passenger revenue per ASM (PRASM) (cents)	8.75	9.27	(5.6)%
Total scheduled service revenue* per ASM (TRASM) (cents)	12.63	13.04	(3.1)%
Load factor	90.1%	92.0%	(1.9)pp
Passengers (millions)	1.7	1.5	16.0%
Average passengers per departure	140	136	2.9%

* Total scheduled service revenue includes scheduled service, ancillary air-related, and ancillary third party revenue.

Cost performance

•	Cost per ASM excluding fuel decreased 13.9 percent to 5.1 cents, total cost per ASM decreased 10.9 percent to 10.16 cents
•	Aircraft fuel expense per gallon declined 2.5 percent or $.08 per gallon
•	Fuel cost per passenger was $52.50, a $2.93 decrease or a 5.3 percent drop from the second quarter 2011
•	Salary and benefit expense per passenger declined 3.4 percent primarily due to outsourcing of station personnel in Las Vegas in the second quarter of 2011 and continued productivity gains
•	Sales and marketing expense per passenger decreased 11.7 percent primarily due to an 8 percent decline in payment processing cost per passenger resulting from increased debit card usage
•	Maintenance and repairs expense per passenger decreased 34.9 percent due primarily to a 64 percent decline in engine overhaul expenses
•	Station operations expense per passenger increased 2.8 percent primarily due to outsourcing Las Vegas station personnel

	2Q12	2Q11	Change
Total System*:
Operating expense per passenger	$105.48	$115.24	(8.5)%
Operating expense per passenger, excluding fuel	$52.98	$59.81	(11.4)%
Operating expense per ASM (CASM) (cents)	10.16	11.40	(10.9)%
Operating expense, excluding fuel per ASM (CASM ex fuel) (cents)	5.10	5.92	(13.9)%

* Total system includes scheduled service, fixed-fee contract and non-revenue flying.

Allegiant Q2 2012 Earnings
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Third party products performance

•	Ancillary revenue – third party products per passenger increased 1.6 percent, our ninth consecutive quarter of year over year increases
•	Third party ancillary gross margin improved to 29.7 percent versus 28.1 percent last year
•	41 percent of hotel room night growth occurred outside of Las Vegas
•	Rental car days grew 28.4 percent year over year

Supplemental Ancillary Revenue Information Unaudited (millions)	2Q12	2Q11	Change
Gross ancillary revenue - third party products	$32,909	$29,547	11.4%
Cost of goods sold	$(21,909)	$(20,046)	9.3%
Transaction costs*	$(1,218)	$(1,210)	0.7%
Ancillary revenue - third party products	$9,782	$8,291	18.0%
As percent of gross	29.7%	28.1%	1.6pp
As percent of income before taxes	24.5%	43.9%	(19.4)pp
Ancillary revenue - third party products/scheduled passenger	$5.77	$5.68	1.6%
Hotel room nights (thousands)	204.3	186.2	9.8%
Rental car days (thousands)	201.6	157.0	28.4%

* Includes payment expenses and travel agency commissions.

Balance sheet highlights

•	Financed two 757s in the quarter for $14 million
•	$33 million of total debt secured by six 757 aircraft
•	Currently have $45 million in share repurchase authority

Unaudited (millions)	6/30/12	12/31/11	Change
Unrestricted cash*	$390.1	$319.5	22.1%
Unrestricted cash net of air traffic liability	$232.4	$200.8	15.8%
Total debt	$156.2	$146.1	6.9%
Total stockholders’ equity	$403.0	$351.5	14.6%

Six months ended June 30,
Unaudited (millions)	2012	2011	Change
Capital expenditures	$61.1	$51.2	19.2%

* Unrestricted cash includes investments in marketable securities.

Allegiant Q2 2012 Earnings
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At this time, Allegiant Travel Company provides the following guidance to investors, subject to revision.

Guidance, subject to revision
Revenue guidance	July 2012	3Q12
Estimated PRASM year-over-year change	(3) to (1)%	(9) to (7)%

Fixed fee and other revenue guidance		3Q12
Fixed fee and other revenue (millions)		$10 to $12

Aircraft guidance		3Q12
Number of MD-80s to be converted to 166 seats*		37 to 39

Capacity guidance
System	3Q12	4Q12
Departure year-over-year growth	+2 to 6%	+5 to 9%
ASM year-over-year growth	+14 to 18%	+19 to 23%
Scheduled
Departure year-over-year growth	+3 to 7%	+6 to 10%
ASM year-over-year growth	+15 to 19%	+22 to 26%

Cost guidance	3Q12	FY12
CASM ex fuel – year-over-year change	(2) to 0%	(10) to (5)%

CAPEX guidance		FY12
Capital expenditures (millions)		$105 to $115

Full year capacity guidance	FY12	FY13
Scheduled ASM year-over-year growth	+20 to 25%	+20 to 25%

CASM ex fuel – cost per available seat mile excluding fuel expense
* Number of aircraft expected to be completed by end of the quarter

Allegiant Travel Company will host a conference call with analysts at 4:30 p.m. EDT today, August 1, 2012, to discuss its second quarter 2012 financial results. A live broadcast of the conference call will be available via the Company’s Investor Relations website homepage at http://ir.allegiant.com. The webcast will also be archived in the “Events & Presentations” section of the website.

Allegiant Q2 2012 Earnings
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About the Company
Las Vegas-based Allegiant Travel Company (NASDAQ: ALGT) is focused on linking travelers in small cities to world-class leisure destinations. Through its subsidiary, Allegiant Air, the company operates a low-cost, high-efficiency, all-jet passenger airline, and offers other travel-related products such as hotel rooms, rental cars, and attraction tickets through its website,www.allegiant.com. The company was ranked ninth in the 2011 Forbes’ Best Small Companies. Allegiant was also recently named one of FORTUNE magazine’s “100 Fastest-Growing Companies” for the second consecutive year. ALGT/G

Media Inquiries: Brian Davis
mediarelations@allegiantair.com

Investor Inquiries: Chris Allen
ir@allegiantair.com

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this press release that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding future unit revenue, future operating expense, ASM growth, departure growth, fixed-fee and other revenues, expected capital expenditures and number of aircraft to be modified, as well as other information concerning future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, the effects of future regulation and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate", “project”, “hope”  or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, volatility of fuel costs, the effect of the economic downturn on leisure travel, debt covenants, terrorist attacks, risks inherent to airlines, demand for air services to our leisure destinations from the markets served by us, unionization efforts, our dependence on our leisure destination markets,  our competitive environment, problems with our aircraft,  our reliance on our automated systems, economic and other conditions in markets in which we operate, aging aircraft and other governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in our operating results.

Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Detailed financial information follows:

Allegiant Travel Company
Consolidated Statements of Income
Three Months Ended June 30, 2012 and 2011
(in thousands, except per share amounts)
(Unaudited)

	Three months ended June 30,		Percent
	2012	2011	change
OPERATING REVENUE:
Scheduled service revenue	$151,648	$133,309	13.8
Ancillary revenue:
Air-related charges	57,478	45,991	25.0
Third party products	9,782	8,291	18.0
Total ancillary revenue	67,260	54,282	23.9

Fixed fee contract revenue	9,815	9,470	3.6
Other revenue	2,443	3,388	(27.9)
Total operating revenue	231,166	200,449	15.3

OPERATING EXPENSES:
Aircraft fuel	94,218	86,454	9.0
Salary and benefits	33,229	29,884	11.2
Station operations	19,572	16,553	18.2
Maintenance and repairs	15,092	20,132	(25.0)
Sales and marketing	5,491	5,407	1.6
Aircraft lease rentals	-	330	(100.0)
Depreciation and amortization	13,162	10,156	29.6
Other	8,534	10,821	(21.1)
Total operating expenses	189,298	179,737	5.3

OPERATING INCOME	41,868	20,712	102.1
As a percent of total operating revenue	18.1%	10.3%
OTHER (INCOME) EXPENSE:
Loss (earnings) from unconsolidated affiliates, net	81	(20)	NM
Interest income	(267)	(386)	(30.8)
Interest expense	2,200	2,235	(1.6)
Total other (income) expense	2,014	1,829	10.1

INCOME BEFORE INCOME TAXES	39,854	18,883	111.1
As a percent of total operating revenue	17.2%	9.4%

PROVISION FOR INCOME TAXES	14,671	6,934	111.6

NET INCOME	$25,183	$11,949	110.8
As a percent of total operating revenue	10.9%	6.0%

Earnings per share to common stockholders (1):
Basic	$1.31	$0.63	107.9
Diluted	$1.30	$0.62	109.7

Weighted average shares outstanding used in computing earnings per share to common stockholders (1):
Basic	19,053	18,931	0.6
Diluted	19,303	19,131	0.9

(1) The Company's unvested restricted stock awards are considered participating securities as they receive non-forfeitable rights to cash dividends at the same rate as common stock.  The Basic and Diluted earnings per share for the periods presented reflect the two-class method mandated by accounting guidance for the calculation of earnings per share.  The two-class method adjusts both the net income and shares used in the calculation.  Application of the two-class method did not have a significant impact on the Basic and Diluted earnings per share for the periods presented.

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Allegiant Travel Company
Operating Statistics
Three Months Ended June 30, 2012 and 2011
(Unaudited)

	Three months ended June 30,		Percent
	2012	2011	change*
OPERATING STATISTICS
Total system statistics
Passengers	1,794,665	1,559,619	15.1
Revenue passenger miles (RPMs) (thousands)	1,636,113	1,401,610	16.7
Available seat miles (ASMs) (thousands)	1,862,262	1,576,791	18.1
Load factor	87.9%	88.9%	(1.0)
Operating revenue per ASM (RASM) (cents)	12.41	12.71	(2.4)
Operating expense per ASM (CASM) (cents)	10.16	11.40	(10.9)
Fuel expense per ASM (cents)	5.06	5.48	(7.7)
Operating CASM, excluding fuel (cents)	5.10	5.92	(13.9)
Operating expense per passenger	$105.48	$115.24	(8.5)
Fuel expense per passenger	$52.50	$55.43	(5.3)
Operating expense per passenger, excluding fuel	$52.98	$59.81	(11.4)
ASMs per gallon of fuel	62.0	58.7	5.6
Departures	13,767	12,430	10.8
Block hours	31,450	28,277	11.2
Average stage length (miles)	859	848	1.3
Average number of operating aircraft during period	59.3	51.0	16.3
Average block hours per aircraft per day	5.8	6.1	(4.9)
Full-time equivalent employees at period end	1,750	1,559	12.3
Fuel gallons consumed (thousands)	30,048	26,868	11.8
Average fuel cost per gallon	$3.14	$3.22	(2.5)

Scheduled service statistics
Passengers	1,695,650	1,462,126	16.0
Revenue passenger miles (RPMs) (thousands)	1,561,405	1,323,051	18.0
Available seat miles (ASMs) (thousands)	1,732,601	1,438,659	20.4
Load factor	90.1%	92.0%	(1.9)
Departures	12,155	10,789	12.7
Block hours	28,799	25,470	13.1
Yield (cents)	9.71	10.08	(3.7)
Scheduled service revenue per ASM (PRASM) (cents)	8.75	9.27	(5.6)
Total ancillary revenue per ASM (cents)	3.88	3.77	2.9
Total scheduled service revenue per ASM (TRASM) (cents)	12.63	13.04	(3.1)
Average fare - scheduled service	$89.43	$91.17	(1.9)
Average fare - ancillary air-related charges	$33.90	$31.45	7.8
Average fare - ancillary third party products	$5.77	$5.68	1.6
Average fare - total	$129.10	$128.30	0.6
Average stage length (miles)	900	889	1.2
Fuel gallons consumed (thousands)	27,692	24,329	13.8
Average fuel cost per gallon	$3.32	$3.47	(4.3)
Percent of sales through website during period	91.5%	87.9%	3.6

* Except load factor and percent of sales through website, which is percentage point change.

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Allegiant Travel Company
Consolidated Statements of Income
Six Months Ended June 30, 2012 and 2011
(in thousands, except per share amounts)
(Unaudited)

	Six months ended June 30,		Percent
	2012	2011	change
OPERATING REVENUE:
Scheduled service revenue	$313,282	$261,842	19.6
Ancillary revenue:
Air-related charges	112,622	91,307	23.3
Third party products	18,904	15,280	23.7
Total ancillary revenue	131,526	106,587	23.4

Fixed fee contract revenue	19,446	21,492	(9.5)
Other revenue	4,763	3,759	26.7
Total operating revenue	469,017	393,680	19.1

OPERATING EXPENSES:
Aircraft fuel	196,629	165,641	18.7
Salary and benefits	66,497	60,749	9.5
Station operations	39,101	33,026	18.4
Maintenance and repairs	36,557	36,347	0.6
Sales and marketing	10,951	10,657	2.8
Aircraft lease rentals	-	645	(100.0)
Depreciation and amortization	25,132	20,046	25.4
Other	15,971	18,030	(11.4)
Total operating expenses	390,838	345,141	13.2

OPERATING INCOME	78,179	48,539	61.1
As a percent of total operating revenue	16.7%	12.3%
OTHER (INCOME) EXPENSE:
Loss (earnings) from unconsolidated affiliates, net	36	(14)	NM
Interest income	(511)	(662)	(22.8)
Interest expense	4,274	3,031	41.0
Total other (income) expense	3,799	2,355	61.3

INCOME BEFORE INCOME TAXES	74,380	46,184	61.1
As a percent of total operating revenue	15.9%	11.7%

PROVISION FOR INCOME TAXES	27,494	17,082	61.0

NET INCOME	$46,886	$29,102	61.1
As a percent of total operating revenue	10.0%	7.4%

Earnings per share to common stockholders (1):
Basic	$2.45	$1.53	60.1
Diluted	$2.42	$1.52	59.2

Weighted average shares outstanding used in computing earnings per share to common stockholders (1):
Basic	19,021	18,920	0.5
Diluted	19,234	19,116	0.6

(1) The Company's unvested restricted stock awards are considered participating securities as they receive non-forfeitable rights to cash dividends at the same rate as common stock.  The Basic and Diluted earnings per share for the periods presented reflect the two-class method mandated by accounting guidance for the calculation of earnings per share.  The two-class method adjusts both the net income and shares used in the calculation.  Application of the two-class method did not have a significant impact on the Basic and Diluted earnings per share for the periods presented.

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Allegiant Travel Company
Operating Statistics
Six Months Ended June 30, 2012 and 2011
(Unaudited)

	Six months ended June 30,		Percent
	2012	2011	change*
OPERATING STATISTICS
Total system statistics
Passengers	3,593,706	3,100,240	15.9
Revenue passenger miles (RPMs) (thousands)	3,336,354	2,851,721	17.0
Available seat miles (ASMs) (thousands)	3,778,909	3,194,577	18.3
Load factor	88.3%	89.3%	(1.0)
Operating revenue per ASM (RASM) (cents)	12.41	12.32	0.7
Operating expense per ASM (CASM) (cents)	10.34	10.80	(4.3)
Fuel expense per ASM (cents)	5.20	5.19	0.2
Operating CASM, excluding fuel (cents)	5.14	5.62	(8.5)
Operating expense per passenger	$108.76	$111.33	(2.3)
Fuel expense per passenger	$54.71	$53.43	2.4
Operating expense per passenger, excluding fuel	$54.05	$57.90	(6.6)
ASMs per gallon of fuel	61.7	58.7	5.1
Departures	27,733	24,667	12.4
Block hours	64,743	57,644	12.3
Average stage length (miles)	873	866	0.8
Average number of operating aircraft during period	58.4	51.0	14.5
Average block hours per aircraft per day	6.1	6.2	(1.6)
Fuel gallons consumed (thousands)	61,289	54,414	12.6
Average fuel cost per gallon	$3.21	$3.04	5.6

Scheduled service statistics
Passengers	3,398,035	2,906,324	16.9
Revenue passenger miles (RPMs) (thousands)	3,189,133	2,683,861	18.8
Available seat miles (ASMs) (thousands)	3,520,258	2,903,687	21.2
Load factor	90.6%	92.4%	(1.8)
Departures	24,483	21,392	14.4
Block hours	59,364	51,714	14.8
Yield (cents)	9.82	9.76	0.6
Scheduled service revenue per ASM (PRASM) (cents)	8.90	9.02	(1.3)
Total ancillary revenue per ASM (cents)	3.74	3.67	1.9
Total scheduled service revenue per ASM (TRASM) (cents)	12.64	12.69	(0.4)
Average fare - scheduled service	$92.20	$90.09	2.3
Average fare - ancillary air-related charges	$33.14	$31.42	5.5
Average fare - ancillary third party products	$5.56	$5.26	5.7
Average fare - total	$130.90	$126.77	3.3
Average stage length (miles)	916	905	1.2
Fuel gallons consumed (thousands)	56,546	49,048	15.3
Average fuel cost per gallon	$3.39	$3.29	3.0
Percent of sales through website during period	91.3%	88.9%	2.4

* Except load factor and percent of sales through website, which is percentage point change.

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Allegiant Travel Company
Non-GAAP Presentations
Quarters Ended June 30, 2012 and 2011
(Unaudited)

"EBITDA" represents earnings before interest expense, income taxes, depreciation and amortization. EBITDA is not a calculation based on generally accepted accounting principles and should not be considered as an alternative to net income or operating income as indicators of our financial performance or to cash flow as a measure of liquidity. EBITDA is included as a supplemental disclosure because we believe it is a useful indicator of our operating performance. Further, EBITDA is a well-recognized performance measurement that is frequently used by securities analysts, investors and other interested parties in comparing the operating performance of companies. We believe EBITDA is useful in evaluating our operating performance compared to our competitors because its calculation generally eliminates the effects of financing and income taxes and the accounting effects of capital spending and acquisitions, which items may vary between periods and for different companies for reasons unrelated to overall operating performance. The following represents the reconciliation of EBITDA to net income for the periods indicated below.

The SEC has adopted rules (Regulation G) regulating the use of non-GAAP financial measures. Because of our use of the non-GAAP financial measure EBITDA to supplement our consolidated financial statements presented on a GAAP basis, Regulation G requires us to include in this press release a presentation of the most directly comparable GAAP measure, which is net income, and a reconciliation of the non-GAAP measure to the most comparable GAAP measure.  Our utilization of a non-GAAP measurement is not meant to be considered in isolation or as a substitute for net income or other measures of financial performance prepared in accordance with GAAP. EBITDA is not a GAAP measurement and our use of it may not be comparable to similarly titled measures employed by other companies in the airline and travel industry. The reconciliations to GAAP net income follow.

	Three months ended June 30,		Percent
(in thousands)	2012	2011	change
Net income	$25,183	$11,949	110.8
Plus (minus)
Interest income	(267)	(386)	(30.8)
Interest expense	2,200	2,235	(1.6)
Provision for income taxes	14,671	6,934	111.6
Depreciation and amortization	13,162	10,156	29.6
EBITDA	$54,949	$30,888	77.9

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